EXHIBIT 10.10

AMENDMENT TO THE

AGRILINK FOODS EXCESS BENEFIT RETIREMENT PLAN

WHEREAS, Agrilink Foods, Inc. heretofore adopted the Agrilink Foods Excess Benefit Retirement Plan (the “Plan”); and

WHEREAS, Section 6.1 of the Plan reserves to the Company the right to amend the Plan;

WHEREAS, the Company desires to amend the Plan for the purpose of freezing participation and ceasing accruals under the Plan;

NOW, THEREFORE, the Plan is hereby amended effective September 28, 2001 in the following respects:

1.                                      Section One is hereby amended by inserting a new Section 1.3A to read as follows:

“1.3A “Grandfathered Participant’ means a Participant who is actively employed on   September 28, 2001 or is on an authorized leave on such date, and who as of such date:

(i)                                     has attained age 40;

(ii)                                  has completed at least 5 years of Vesting Service; and

(iii)                               the sum of whose age and Vesting Service is 50 or more”

2.                                      Section Two is hereby amended by replacing the title of “Eligibility For Benefits” with “Participation and Eligibility for Benefits”.

3.             Section Two is further amended by inserting a new Section 2.1A to read as follows:

“2.1A  Benefit Service After September 28, 2001.  Nothwistanding anything contained herein to the contrary and except s hereinafter provided, in no event shall a Participant accrue Benefit Service with respect to any period of employment on or after September 28, 2001.

A Grandfathered Participant shall be entitled to earn Benefit Service in accordance with the provisions of the Plan with respect to periods of employment on and after September 28, 2001 but in no event on and after September 28, 2006.”

4.                                      Section Two is further amended by adding a new Section 2.1B to read as follows:

“2.1B Freeze on Participation  Effective September 28, 2001.  Notwithstanding anything contained herein to the contrary, in no event shall any Employee become a participant of the Plan on or after September 28, 2001.”

IN WITNESS WHEREOF, the foregoing Amendment having been duly adopted by the Board of Directors, Agrilink Foods, Inc. has caused this instrument to be executed in its name and its corporate seal to be affixed this 28th day of  September, 2001.

AGRILINK FOODS, INC.

By:	/s/ Lois Warlick-Jarvie